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                                                                  EXHIBIT 99.8



                      STOCKHOLDERS AGREEMENT (TCR HOLDING)

                  This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of December __, 1998, by and among TCR Holding Corporation, a Delaware corporation (the "Company"), TransAmerican Refining Corporation, a Texas corporation ("TARC") and each of the other parties signatories hereto who hold Securities (as defined below) (such holders, together with TARC, being referred to herein as the "Initial Holders").

                               W I T N E S S E T H

                  WHEREAS, TARC owns all of the issued and outstanding shares of
(i) Class A Voting Preferred Stock, Series A, par value $.01 per share, of the Company and (ii) Class A Voting Preferred Stock, Series B, par value $.01 per share, of the Company (collectively, the "Voting Preferred Shares");

                  WHEREAS, the Direct Purchasers (as defined below) own all of the issued and outstanding shares of Class A Voting Common Stock, Series A, par value $.01 per share, of the Company (the "Voting Common Shares");

                  WHEREAS, (a) the New Lenders (as defined below) and the Purchasers (as defined below) own all of the issued and outstanding shares of
(i) Class B Junior Non-Voting Participating Preferred Stock, par value $.01 per share, of the Company, (ii) Class C Junior Non-Voting Participating Preferred Stock, par value $.01 per share, of the Company and (iii) Class D Junior Non-Voting Participating Preferred Stock, par value $.01 per share, of the Company and (b) the New Lenders, the Purchasers and the TARC Warrant Holders (as defined below) own all of the issued and outstanding shares of Class E Junior Non-Voting Participating Preferred Stock, par value $.01 per share, of the Company (collectively, the "Non-Voting Preferred Shares");

                  WHEREAS, the TCW Funds (as defined below) own all of the issued and outstanding shares of Class B Non-Voting Common Stock, par value $.01 per share, of the Company (the "Non-Voting Common Shares");

                  WHEREAS, the Company and each of the Initial Holders deem it to be in their best interests to provide for continuity in the control and operation of the Company, for restrictions on the transfer of certain securities and for various other matters set forth herein.

                  NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                  "Affiliate" means, with respect to any specified Person, (i) any subsidiary of such Person, (ii) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (iii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's capital stock, (iv) any officer or director of (A) any such specified person, (B) any subsidiary of such specified Person, or (C) any Person described in clause (ii) or (iii) above or (v) any other Person having a relationship with any






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natural Person by blood, marriage or adoption not more remote than first cousin or any Person directly or indirectly controlling or controlled by or under common control with such other Person described in this clause (v). For purposes of this definition, (i) "control," with respect to any specified Person, means the possession of the power, whether or not exercised, to direct or cause the direction of the management or policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing and (ii) none of the Direct Purchasers shall be deemed to be an Affiliate of either the Company or TransContinental.

                  "Agreement" shall mean this Stockholders Agreement.

                  "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy," as amended, or any successor statute.

                  "Direct Purchasers" shall mean the TCW Funds and Jefferies.

                  "Employment Trigger Event" shall mean TransContinental shall have terminated Jack Stanley's employment with TransContinental in accordance with the terms of his employment agreement.

                  "Environmental Compliance Program" means the policy and objectives, and measures intended to achieve those objectives, set forth in a written plan adopted and approved by the TransContinental Board, relating to the compliance with environmental laws and mitigation of the risk of environmental liabilities, as the same shall be amended from time to time.

                   "Holder" shall mean the Initial Holders and any other Person that is a party to this Agreement and holds Securities, whether by succession to or assignment from a Holder or otherwise.

                  "Initial Public Offering" means a firm commitment, underwritten public offering of common stock of the Company registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 promulgated under the Securities Act or to an employee benefit plan of the Company, that results in (i) proceeds to the Company and/or any selling stockholders of not less than $100 million, (ii) total market capitalization of outstanding common stock (on a fully diluted basis) of $500 million and (iii) such common stock being listed on the American Stock Exchange or the New York Stock Exchange or quoted for trading on the Nasdaq National Market tier of the Nasdaq Stock Market or any of their respective successors.

                  "Jefferies" shall mean Jefferies & Company, Inc. and any Affiliate thereof that holds at any time any of the Securities.

                  "Major Decisions" has the meaning assigned to such term in
Section 4(e).

                  "Majority Voting Holders" shall mean the holders of a majority of the combined voting power (with respect to matters for which the Voting Securities and the common stockholders are entitled to vote together) of all Voting Securities.



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                  "Majority Voting Securities" shall mean Voting Securities
representing a majority of the combined voting power (with respect to matters for which the Voting Securities and the common stockholders are entitled to vote together) of all Voting Securities.

                  "New Lenders" shall mean the holders of the Notes.

                  "Notes" shall mean the 15% Senior Secured Notes due 2003 of TARC, which Notes are to be assumed by TransContinental on the date hereof.

                  "Notes Trigger Event" shall mean the earlier of (i) a default by TransContinental in the payment of principal, interest or any other amount owing under the Notes when such payment shall become due (without regard to any applicable cure period) (a "Payment Default") or (ii) a default (other than a Payment Default) by TransContinental under the Notes, which default results in the principal and interest owing under the Notes becoming accelerated.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

                  "Preferred Stock Trigger Event" shall mean (i) TransContinental shall be in default of its obligations under the Certificate of Designation of the 6% Participating Preferred Stock of TransContinental, (ii) the Company or TARC shall be in breach of its obligations under this Agreement,
(iii) TransContinental or the Company shall be in breach of its obligations under the TransContinental Stockholders Agreement or (iv) this Agreement or the TransContinental Stockholders Agreement shall have terminated for any reason other than strictly in accordance with its terms.

                  "Purchasers" shall mean the holders of debt securities of TEC and TARC who purchased Non-Voting Preferred.

                  "Refinery" shall mean the refinery owned and operated by TransContinental and located in St. Charles Parish, Louisiana.

                  "Repurchase Date" shall mean the date on which TEC or its assignee consummates the repurchase of certain Non-Voting Preferred Shares pursuant to the exercise of its rights under that certain Repurchase Rights Agreement dated as of the date hereof among TEC and the holders of the Series B, C and D Junior Participating Preferred Stock of the Company.

                  "Securities" shall mean the Voting Preferred Shares, the Voting Common Shares, the Non-Voting Preferred Shares, the Non-Voting Common Shares and any other shares of capital stock (and any securities, including warrants, convertible into, exchangeable for or otherwise exercisable for shares of capital stock, excluding the TransContinental Preferred Stock) of the Company existing on the date of this Agreement or issued hereafter.

                  "Securities Act" has the meaning assigned to such term in
Section 2(a)(ii).

                  "TARC" shall mean TransAmerican Refining Corporation, a Texas corporation.


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                  "TARC Warrant Holders" shall mean holders of TARC's common stock purchase warrants outstanding on the date of this Agreement.

                  "TCR Holding Board" shall mean the Board of Directors of the Company.

                  "TCW Funds" shall mean each of the parties to this Agreement listed as a "TCW Fund" on the signature pages hereto and any Affiliate of such party that holds at any time any of the Securities.

                  "TEC" shall mean TransAmerican Energy Corporation, a Delaware corporation.

                  "Third Party" shall mean, with respect to any proposed transferee of Securities, any Person other than an Affiliate of the proposed transferor of such Securities.

                  "TransContinental" shall mean TransContinental Refining Corporation, a Delaware corporation.

                  "TransContinental Board" shall mean the Board of Directors of TransContinental.

                  "TransContinental Preferred Holders" shall mean the holders of TransContinental Preferred Stock.

                  "TransContinental Preferred Stock" shall mean the 6% Convertible Participating Preferred Stock, par value $.01 per share, of TransContinental.

                  "TransContinental Stockholders Agreement" shall mean the Stockholders Agreement of even date herewith by and among TransContinental, the Company and the TransContinental Preferred Holders.

                  "Transfer" has the meaning assigned to such term in Section 2(a).

                  "Transferee" has the meaning assigned to such term in Section 2(a).

                  "Transfer Notice" has the meaning assigned to such term in
Section 3.

                  "Transferor" has the meaning assigned to such term in Section 2(a).

                  "Voting Securities" shall mean, at the time of determination, all of the shares of capital stock of the Company entitled to vote generally on matters brought for a vote of the common stockholders of the Company, including without limitation, the Voting Common Shares and, to the extent they vote together with the common stockholders, the Voting Preferred Shares.







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                  SECTION 2. GENERAL PROVISIONS REGARDING TRANSFER.

                  (a) General Restrictions. So long as this Agreement shall remain in force, no Securities may be issued, sold, assigned, transferred, given away or in any way disposed of (any of the foregoing being hereinafter referred to as a "Transfer") unless:

                       (i) the Person in whose favor such Transfer is made (a "Transferee") shall deliver to the Company and the Holders a written acknowledgment of such Transferee that the Securities to be transferred are subject to this Agreement and that such Transferee and such Transferee's successors in interest and assigns are bound hereby;

                       (ii) if such Transfer shall be made other than pursuant to a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with applicable state law, the Transferor shall give to the Company, if requested by the Company, a written opinion in form and substance reasonably satisfactory to the Company's legal counsel to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law; provided, that no such opinion of counsel shall be required in connection with the resale of Securities by the initial purchasers thereof pursuant to the Purchase Agreement dated December___, 1998 by and among TARC, TCR Holding, the Company and the Direct Purchasers;

                       (iii) the Person proposing to make such Transfer (the
                  "Transferor") shall (A) take all such actions and execute and deliver all such documents as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Securities to such Transferee and (B) pay to the Company such amounts as may be required for any applicable stock transfer taxes; and

                       (iv) Prior to the Repurchase Date, if TARC or any Affiliate of TARC is the Transferor, TARC or such Affiliate of TARC first shall have (x) obtained the written consent of the Majority Voting Holders and (y) complied with the provisions of Section 3(a).

                  Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize any such Transfer and shall not reflect on the Company's records any change in record ownership of the Securities pursuant to any such attempted Transfer.

                 (b) Pledge and Hypothecation Prohibited. Prior to an Initial Public Offering, without the prior written consent of the Majority Voting Holders, no Holder (other than the TCW Funds) shall in any manner pledge, hypothecate or encumber, or grant options with respect to, any Securities; provided that, notwithstanding this restriction, TARC may pledge its Securities to TEC solely for the purpose of securing repayment (not to exceed $920 million in aggregate principal amount) under the intercompany note dated June 13, 1997, as amended, issued by TARC to TEC.



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                  SECTION 3. TAG-ALONG AND DRAG-ALONG

                  (a) Tag-Along. Prior to an Initial Public Offering, if any Holder proposes to Transfer more than two percent (2%) of the total number of outstanding Securities to a Third Party, in a single transaction or series of related transactions, then, at least fifteen (15) days prior to any such Transfer, such Holder shall provide to the other Holders a notice (a "Tag-Along Notice") delivered in accordance with Section 7(a) hereof explaining the terms of such Transfer and identifying the name and address of the Third Party. If such notice is sent, then, upon the written request of any such other Holder made within ten (10) days after the day the Tag-Along Notice is received by such other Holder, the Holder proposing to make the Transfer shall cause the Third Party to purchase from such other Holder a number of Securities equal to (i) a fraction (expressed as a percentage) equal to (A) the total number of Securities held by such other Holder divided by (ii) the total number of outstanding Securities of the Company, multiplied by (B) the total number of Securities proposed to be Transferred to such Third Party. Such purchase shall be made on the same date and at the same price and on terms and conditions at least as favorable to such other Holder as the terms and conditions contained in the Tag-Along Notice delivered in connection with such proposed transaction; provided that no Direct Purchaser shall be required to provide a Tag Along Notice or otherwise comply with this provision if (i) such Direct Purchaser is Transferring Securities in connection with a Transfer of Notes or other debt of the Company or TransContinental or any of their respective subsidiaries or Affiliates and (ii) the aggregate amount received by such Direct Purchaser for such Securities and Notes or other debt does not exceed 115% of the principal amount of such Notes or other debt. This Section 3(a) shall not apply to the Voting Preferred Shares so long as such shares shall remain outstanding.

                  (b) Drag-Along Rights. If, prior to the earlier of the Repurchase Date or an Initial Public Offering, the Majority Voting Holders propose to Transfer the Majority Voting Securities to a Third Party, such Majority Voting Holders may, at their sole option, (i) provide the other Holders, at least fifteen (15) days prior to the date of the proposed Transfer, a notice (a "Drag Along Notice") delivered in accordance with Section 7(a) hereof stating the number of Securities to be so Transferred to such Third Party and summarizing the economic terms of such Transfer, including the purchase price, closing date and the identity of such Third Party and (ii) require each other Holder to sell up to a number of Securities equal to (x) a fraction (expressed as a percentage) equal to (A) the total number of Securities proposed to be Transferred by the Majority Voting Holders to such Third Party divided by
(B) the total number of Securities held by such Majority Voting Holders, multiplied by (y) the total number of Securities held by such other Holder. Such sale shall be made at a price per share to such other Holder equal to the amount per share received by the Majority Voting Holders for their Securities from such Third Party and otherwise on the same terms and conditions (including any escrow or indemnification obligation); provided, however, that, unless a Notes Trigger Event or a Preferred Stock Trigger Event has occurred and is continuing, the Majority Voting Holders shall not have the right to require TARC to Transfer any Securities pursuant to this Section 3(b). This Section 3(b) shall not apply to the Voting Preferred Shares so long as such shares shall remain outstanding; provided, however, if the Voting Preferred Shares are subsequently exchanged for Securities that include common shares, such common shares shall be subject to this Section 3(b) and, if such common shares are issued after the date of a Drag Along Notice, such shares shall be sold immediately to the Third Party on the same terms and conditions applicable to the sale of Securities by the other Holders.







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                  SECTION 4. BOARD OF DIRECTORS REPRESENTATION AND MANAGEMENT
                             RIGHTS.

                  (a) Representation on TCR Holding Board. The bylaws of the Company shall provide that the TCR Holding Board shall at all times consist of five (5) members. Of the five members, TARC shall be entitled, exclusively and in its sole discretion, to designate two members (the "TARC Designees), the TCW Funds shall be entitled, exclusively and in their sole discretion, to designate two (2) members (the "TCW Designees") and, prior to the Repurchase Date, Jefferies shall be entitled, exclusively and in its sole discretion, to designate one (1) member (the "Fifth Designee"). After the Repurchase Date, TARC shall be entitled, exclusively and in its sole discretion, to designate the Fifth Designee; provided, that if there shall not have occurred prior to the first anniversary of the Repurchase Date either an Initial Public Offering or a sale of all or substantially all of the assets of either TCR Holding or the Company, then the TCW Funds shall be entitled, exclusively and in their sole discretion, to designate the Fifth Designee. Any Person so entitled to designate a member of the TCR Holding Board also shall be entitled, exclusively and in such Person's sole discretion, to designate such member for removal from the TCR Holding Board. The TCW Funds shall be entitled to select which TCR Holding Board member shall serve as Chairman of the TCR Holding Board. Unless a Notes Trigger Event, a Preferred Stock Trigger Event or an Employment Trigger Event has occurred and is continuing, TARC shall be entitled to select which TCR Holding Board member shall serve as the Vice Chairman of the TCR Holding Board. The TCW Funds shall be entitled to designate one non-voting representative to attend meetings of the TCR Holding Board and committees thereof.

                  (b) Quorum; Committees of TCR Holding Board; Visitation Rights. At least one TCW Designee shall be present (in accordance with the bylaws of the Company) in order for a quorum of the TCR Holding Board to be established; provided, that a quorum may be established at a meeting of the TCR Holding Board without any such TCW Designee being present if (i)(A) at least one TCW Designee holds a seat on the TCR Holding Board, (B) prior to such meeting, the Company shall have given written notice of each meeting of the TCR Holding Board to each TCW Designee in accordance with the bylaws of the Company and to the TCW Funds in accordance with Section 7(a) hereof at least five (5) days in advance of each such meeting and (C) no TCW Designee shall have attended any of the three meetings of the TCR Holding Board immediately preceding such meeting or (ii)(A) no TCW Designee holds a seat on the TCR Holding Board and (B) the TCW Funds shall have failed to designate an individual to serve as a TCW Designee for a period of 60 days after receiving a written request from TARC to so designate a TCW Designee. So long as at least one TCW Designee holds a seat on the TCR Holding Board, the TCR Holding Board may act, in lieu of a meeting, by unanimous written consent; provided, however, that at any time that no TCW Designee holds a seat on the TCR Holding Board, the TCR Holding Board may act by unanimous written consent solely for the purpose of electing of directors to the TransContinental Board in strict compliance with paragraph (c) below. Except as otherwise approved by a majority of the TCW Designees and the Fifth Designee, each TCW Designee and each Fifth Designee shall sit on each authorized committee of the TCR Holding Board.

                  (c) Representation on TransContinental Board. Each Holder agrees that the bylaws of TransContinental shall provide that the TransContinental Board shall at all times consist of five (5) members in accordance with the TransContinental Stockholders Agreement. Of the four (4) members of the TransContinental Board which TCR Holding has the right to designate pursuant to the TransContinental Stockholders Agreement, each Holder shall cause the




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members of the TCR Holding Board to vote and otherwise take or cause to be taken all such other action as may be necessary so that two (2) members of the TransContinental Board shall be individuals designated by TARC, exclusively and in its sole discretion (the "TARC TransContinental Board Designees"), and two
(2) members shall be individuals designated by the TCW Funds, exclusively and in their sole discretion (the "TCW TransContinental Board Designees"). Any Person so entitled to designate a member of the TransContinental Board also shall be entitled, exclusively and in such Person's sole discretion, to designate such member for removal from the TransContinental Board. Each Holder shall cause the members of the TCR Holding Board to vote and otherwise take or cause to be taken all such other action as may be necessary to cause the removal of any member of the TransContinental Board so designated for removal. The TCW Funds shall be entitled to select which TransContinental Board member shall serve as Chairman of the TransContinental Board. Unless a Notes Trigger Event, a Preferred Stock Trigger Event or an Employment Trigger Event has occurred and is continuing, TARC shall be entitled to select which TransContinental Board member shall serve as the Vice Chairman of the TransContinental Board. The TCW Funds shall be entitled to designate one non-voting representative to attend meetings of the TransContinental Board and committees thereof.

                  (d) Quorum; Committees of TransContinental Board; Visitation Rights. At least one TCW TransContinental Board Designee shall be present (in accordance with the bylaws of the TransContinental) in order for a quorum of the TransContinental Board to be established; provided, that a quorum may be established at a meeting of the TransContinental Board without any such TCW TransContinental Board being present if (i)(A) at least one TCW TransContinental Board Designee holds a seat on the TransContinental Board, (B) prior to such meeting, TransContinental shall have given written notice of each meeting of the TransContinental Board to each TCW TransContinental Board Designee in accordance with the bylaws of TransContinental and to the TCW Funds in accordance with
Section 7(a) hereof at least five (5) days in advance of each such meeting and
(C) no TCW TransContinental Board Designee shall have attended any of the three meetings of the TransContinental Board immediately preceding such meeting or
(ii)(A) no TCW TransContinental Board Designee holds a seat on the TransContinental Board and (B) the TCW Funds shall have failed to designate an individual to serve as a TCW TransContinental Board Designee for a period of 60 days after receiving a written request from TARC to so designate a TCW TransContinental Board Designee. So long as at least one TCW TransContinental Board Designee sits on the TransContinental Board, the TransContinental Board may act, in lieu of a meeting, by unanimous written consent. Except as otherwise approved by the TCW TransContinental Board Designees, each TCW TransContinental Board Designee shall sit on each authorized committee of the TransContinental Board.

                  (e) Major Decisions. Subject to (f) below, no action shall be taken, sum expended, decision made or obligation incurred by or on behalf of the Company with respect to any matter unless approved or ratified by a majority of the TCR Holding Board. Notwithstanding the foregoing, unless and until the TCR Holding Board revokes such authority, Glenn McGinnis shall have general authority to take actions in the ordinary course of business for and on behalf of the Company, and Mr. McGinnis also may delegate authority to take such actions to other employees of the Company over which he has supervisory authority; provided, that, except to the extent set forth on Exhibit A, no such


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


action shall be taken if such action would constitute a Major Decision. "Major Decisions" shall mean and consist of the following:

                       (i) granting to any individual the authority to open and draw checks on bank accounts in the name of the Company or endorse checks for deposit to such accounts;

                       (ii) the sale, lease or other disposition of assets of the Company, other than assets having a fair market value, individually or in the aggregate with assets sold, leased or otherwise disposed in a transaction or series of related transactions, of less than $250,000;

                       (iii) entering into, terminating or materially modifying either (i) any material agreement to which the Company is or hereafter becomes a party or (ii) the Environmental Compliance Plan;

                       (iv) approving or incurring any capital expenditure, purchase or other expenditure of the Company which exceeds in the aggregate with all other capital expenditures, purchases or other expenditures during the fiscal year in which such purchase or expenditure is approved or incurred, $250,000, unless such capital expenditure, purchase or other expenditure is identified in the annual or quarterly capital operating budget of the Company previously approved by the TCR Holding Board;

                       (v) the incurrence or assumption of any indebtedness for borrowed money by, or the repayment (other than in accordance with the express terms thereof) refinancing of any indebtedness of, the Company or the granting of any mortgage, lien or other encumbrance on any of the assets of the Company or the giving of any guaranty by the Company;

                       (vi) the (i) entry of an order for relief or other commencement of a voluntary case under the Bankruptcy code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case or the conversion of an involuntary case into a voluntary case under any such law,
                  (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of the property of the Company or (iv) assignment of the assets of the Company for the benefit of creditors generally;

                       (vii)  the issuance of any securities of the Company;

                       (viii) the appointment or termination of the officers or senior managers of the Company and the establishment of (i) benefit plans, salaries and bonuses for officers or directors of the Company and (ii) the organizational structure and staffing plan, including salary ranges for each position;





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


                       (ix) payment of any dividend, distribution, redemption payment or other payment to the Holders of the Company or the stockholders;

                       (x) approval of the annual and quarterly operating
                  budgets of the Company;

                       (xi) any decision with respect to the principal place of
                  business of the Company or the fiscal year of the Company;

                       (xii) any amendment or restatement of the Certificate of
                  Incorporation or the bylaws of the Company;

                       (xiii) the entry by the Company into any transaction or
                  agreement with any Affiliate of the Company;

                       (xiv) the engagement or retention of outside legal
                  counsel by the Company; and

                       (xv) except as otherwise set forth in this Agreement,
                  such other matters or business as would properly or customarily be decided by or submitted to the board of directors of a corporation.

In addition, any action by the Company to materially amend, modify or supplement any document, instrument, transaction or other matter described above as a Major Decision shall require the approval of a majority of the TCR Holding Board if the same as so amended, modified or supplemented would be inconsistent with the terms previously approved with respect thereto by the TCR Holding Board.

                  (f) Minority Rights. (i) prior to the Repurchase Date, unless a Notes Trigger Event or a Preferred Stock Trigger Event has occurred and is continuing, any decision to sell all or substantially all of assets of the Company shall require the unanimous consent of the Board and (ii) at all times after the Repurchase Date, unless the TCW Funds have the right to designate the Fifth Designee to the TCR Holding Board pursuant to Section 4(a), the following actions shall require the unanimous consent of the Board:

                       (i) the sale, lease or other disposition of assets of the Company, other than assets having a fair market value, individually or in the aggregate with assets sold, leased or otherwise disposed in a transaction or series of related transactions, of less than $250,000;

                       (ii) the (a) entry of an order for relief or other commencement of a voluntary case under the Bankruptcy code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (b) consent to the entry of an order for relief in an involuntary case or the conversion of an involuntary case into a




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


                  voluntary case under any such law or (c) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial party of the property of the Company or (d) assignment of the assets of the Company for the benefit of creditors generally;

                       (iii) any and all decisions or authorizations with respect to the amount and type of insurance of the Refinery;

                       (iv) any and all matters relating to the adoption or modification of or compliance with the environmental compliance policies of the Company;

                       (v) any amendment or restatement of the Certificate of Incorporation or the bylaws of the Company; and

                       (vi) the entry by the Company into any transaction or agreement with any Affiliate of the Company.

               (g) Compensation. Members of the TCR Holding Board shall not be entitled to any compensation for their service on such board (other than reimbursement of reasonable out-of-pocket expenses incurred in connection with board meetings or director-related activities for services as a board member) without the written consent of Majority Voting Holders; provided, however, that no member of the TCR Holding Board who is an employee or officer of (i) the Company, (ii) any Holder or (iii) any Affiliate of the Company or any Holder shall be entitled to compensation (other than reimbursement of reasonable out-of-pocket expenses incurred in connection with board meetings or director-related activities for services) as a board member.

               (h) D&O Insurance. The Company shall at all times maintain in force for the benefit of all directors and officers of the Company coverage from a reputable insurer selected by the Majority Voting Holders with coverages (including, without limitation, commercially available coverages against environmental liabilities) which are not less than Twenty Five Million Dollars ($25,000,000) and deductibles which are approved by the Majority Voting Holders. If the Company shall ever fail to pay when due any premium or other charge with respect to such insurance coverage, or otherwise fail to renew such coverage, the Majority Voting Holders or their Affiliates may pay such premium or charge, or renew such coverage, and the Company shall promptly reimburse such Majority Voting Holders or their Affiliates

               (i) Voting Agreement. All parties to this Agreement agree that this Section 4 shall constitute a voting agreement within the meaning of Section 218 of the Delaware General Corporation Law.

               (j) Termination of Certain Rights under this Section. Upon the Transfer of the Majority Voting Securities to a Third Party in accordance with this Agreement, in one transaction or in a series of related transactions, prior to the Repurchase Date, the provisions of this Section 4 (other than clause(f)(i), clause (i) and this clause (j)) shall terminate and be of no further force or effect. Notwithstanding the foregoing, TARC's rights pursuant to Section 4(a) with respect to the TARC Designees (and any right of

               (k) Each Holder agrees that at such time as the right of the holders of the Class A Participating Preferred Stock, Series A or the Class B Participating Preferred Stock, Series B to force the sale of common stock of TransContinental arises under either of the respective certificates of designation with respect to such stock, that such Holder will vote to approve such sale in accordance with the terms thereof.

TARC to designate the Fifth Director) and Section 4(c) with respect to the TARC TransContinental Board Designees shall survive such Transfer, unless (i) in connection with such Transfer, TARC Transferred any Securities pursuant to its rights under Section 3(a), (ii) immediately after such Transfer of the Majority Voting Securities, TARC no longer owns at least 15% of the outstanding Securities or (iii) a Notes Trigger Event or a Preferred Stock Trigger Event has occurred and is continuing.

                  SECTION 5. CERTIFICATES.

                  (a) Restrictive Endorsements. Each certificate evidencing any Securities shall bear a legend in substantially the following form:

                  "The securities evidenced by this certificate are subject to a Stockholders Agreement dated as of December __, 1998, copies of which are on file at the principal office of the corporation and will be furnished to the holder on request to the Secretary of the corporation. Such Stockholders Agreement provides, among other things, for certain restrictions on voting, sale, transfer, pledge, hypothecation or other disposition of the securities evidenced by this certificate and that such securities may be subject to purchase upon the occurrence of certain events."

In addition, unless counsel to the Company has advised that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

                  "The securities evidenced by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the corporation such registration and qualification are not required."

                  (b) Replacement Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any of its respective certificates evidencing any Securities, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such certificate or receipt of such indemnity, the Company will execute, register and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

                  SECTION 6. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.

                  SECTION 7. MISCELLANEOUS.

                  (a) Notices. All notices and other communications provided for or permitted under this Agreement shall be made in writing by hand-delivery, certified first-class mail, return receipt requested, next-day air courier or facsimile, in the case of the Purchasers, to the addresses listed below their names on the signature pages and, in the case of the Company and TARC, to the following:

                  (i)  if to the Company:

                  TCR Holding Corporation
                  14902 River Road
                  New Sarpy, LA 70078
                  Telecopy Number: (504) 764-2359
                  Attention: Mr. Glenn McGinnis


                  (ii) if to TARC:

                  TransAmerican Refining Corporation
                  1300 North Houston Parkway East, Suite 310
                  Houston, Texas  77032-2949
                  Telecopy Number: (281) 986-8865
                  Attention: Secretary

                  Copy to:

                  Gardere & Wynne, L.L.P.
                  1601 Elm Street,
                  3000 Thanksgiving Tower
                  Dallas, Texas 75201
                  Telecopy Number: (214) 999-4667
                  Attention:  C. Robert Butterfield, Esq.

or, if to any other Person who is the registered holder of any Securities to the address for the purpose of such holder as it appears in the stock ledger of the Company or at such other address as such party may have furnished in writing to each other party hereto.

Any notice shall be deemed to have been duly given when delivered by hand, if personally delivered, and if sent by mail, two business days after being deposited in the mail, postage prepaid.

               (b) Amendment. This Agreement may be changed, modified or amended only by a writing signed by all of the Holders of the Voting Securities; provided that no such change, modification or amendment shall be enforceable against any party to this Agreement whose rights or obligations hereunder will be materially and adversely affected thereby unless the same shall be in writing and signed by such party.

                  (c) Waiver. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware applied to contracts to be made and to be performed therein without giving effect to the considerations of conflicts of laws.

                  (f) Filing. A copy of this Agreement and of all amendments hereto shall be filed at the principal office of the Company.

                  (g) Termination. This Agreement may be terminated at any time by an instrument in writing signed by all of the Holders of the Voting Securities.

                  (h) All Securities Subject to this Agreement.

                       (i) Any Securities now or hereafter held by any Person shall be held by such Person subject to the transfer and other restrictions of this Agreement and such Person shall be deemed to be a "Holder" for all such purposes of this Agreement;

                       (ii) A Holder who ceases to own any Securities as provided for in this Agreement shall cease to be a Holder for purposes of this Agreement; and

                       (iii) The provisions of this Agreement shall be deemed to
                  apply equally to any Security or other equity securities distributed in respect of the Securities.

                  (i) Benefit and Binding Effect. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void; provided, that the Purchasers and the TCW Funds (and their respective assignees) may assign their respective rights under this Agreement (other than the right to designate any TCW Designee or TCW TransContinental Board Designee) to any Person who (i) is, immediately following such assignment, in compliance with all of the covenants and agreements applicable to such Holder hereunder and (ii) assumes all obligations of such Holder under this Agreement. Subject to compliance with the terms of this Agreement regarding Transfer of Securities, this Agreement shall be binding upon and inure to the benefit of the parties and their executors, administrators, personal representatives, heirs, successors and permitted assigns. Except as set forth in this clause (i), this Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Exercise of Company's Option to Effect Exchange of Voting Preferred Shares. Notwithstanding anything to the contrary contained in this Agreement or elsewhere, the Majority Voting Holders shall have the exclusive right to cause the Company to exercise its option to exchange debt and equity securities of the Company for the Voting Preferred Shares pursuant to the terms of the certificate of designations governing the Voting Preferred Shares.

                  (l) Conversion of Non-Voting Preferred. Prior to the earlier of the Repurchase Date or an Initial Public Offering, in the event that the TCR Holding Board approves the exercise of the Company's option to force the conversion of the Non-Voting Preferred Shares in accordance with the respective certificates of designations governing the Non-Voting Preferred Shares, the TCR Holding Board also may provide, in its sole discretion, that the shares issuable upon conversion of such Non-Voting Preferred Shares shall be shares of voting common stock, in lieu of shares of non-voting common stock.

                  (m) Further Assurance. Each Holder shall cause all Securities that are entitled to vote and are registered in the name of such Holder to be voted, and will otherwise take or cause to be taken all such other action as may be necessary, to implement the provisions of this Agreement and the TransContinental Stockholders Agreement and shall not take any action inconsistent herewith or therewith.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

                                       TRANSAMERICAN REFINING
                                       CORPORATION, a Texas corporation


                                       By:
                                          --------------------------------------
                                          Ed Donahue
                                          Vice President

                                       TCR HOLDING CORPORATION, a Delaware
                                       corporation

                                       By:
                                          --------------------------------------
                                          R. Glenn McGinnis
                                          President

THE DIRECT PURCHASERS:



         THE TCW FUNDS:           TCW LEVERAGED INCOME TRUST, L.P.

                                  By: TCW ADVISORY (BERMUDA), LTD.,
                                      Its General Partner


                                      By: ____________________________________
                                      Name:
                                      Title:


                                  By: TCW INVESTMENT MANAGEMENT COMPANY,
                                         As Investment Advisor


                                      By: ____________________________________
                                      Name:
                                      Title:

                                  At:      11100 Santa Monica Boulevard
                                           Suite 2000
                                           Los Angeles, CA  90025
                                           Attention: Nicholas W. Tell, Jr.

                                  Copy to:

                                           Milbank, Tweed, Hadley & McCloy
                                           601 South Figueroa Street, 30th Floor
                                           Los Angeles, CA   90017
                                           Attention: Kenneth J. Baronsky, Esq.

                                  TCW LEVERAGED INCOME TRUST II, L.P.

                                  By: TCW Advisory (Bermuda), Ltd., as
                                  General Partner

                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                  By:  TCW Investment Management Company,
                                       as Investment Advisor

                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                  At:      11100 Santa Monica Boulevard
                                           Suite 2000
                                           Los Angeles, CA  90025
                                           Attention: Nicholas W. Tell, Jr.

                                  Copy to:

                                           Milbank, Tweed, Hadley & McCloy
                                           601 South Figueroa Street, 30th Floor
                                           Los Angeles, CA   90017
                                           Attention: Kenneth J. Baronsky, Esq.


                                  TCW SHARED OPPORTUNITY FUND III, L.P.

                                  By: TCW ASSET MANAGEMENT COMPANY,
                                         as Investment Advisor


                                      By: ____________________________________
                                      Name:
                                      Title:

                                  At:      11100 Santa Monica Boulevard
                                           Suite 2000
                                           Los Angeles, CA  90025
                                           Attention: Nicholas W. Tell, Jr.

                                  Copy to:

                                           Milbank, Tweed, Hadley & McCloy
                                           601 South Figueroa Street, 30th Floor
                                           Los Angeles, CA   90017
                                           Attention: Kenneth J. Baronsky, Esq.

         Jefferies:               Jefferies & Company, Inc


                                  By:
                                           -------------------------------------
                                           NAME:
                                           Title:

                                  At:      Jefferies & Company, Inc.
                                           11100 Santa Monica Boulevard
                                           10th Floor
                                           Los Angeles, CA  90025
                                           Attention: Joe Maly

                                  Copy to:

                                           Skadden, Arps, Slate, Meagher & Flom
                                           300 South Grand Avenue, Suite 3400
                                           Los Angeles, CA   90071
                                           Attention: Rod A. Guerra, Jr.


             SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT (TCR Holding)

               This signature page is for the Stockholders Agreement (TCR Holding) dated as of December __, 1998 (the "Agreement"), by and among the Company, TransAmerican Refining Corporation and the Initial Holders, and by execution below the undersigned agrees that it shall be attached as a signature page to such agreement.

                                   By:
                                           -------------------------------------
                                           NAME:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------
                                                Tax I.D. No.:
                                                --------------------------------
                                                Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
                                                Attention:
                                                --------------------------------
                                                Fax Number:
                                                --------------------------------
                                                Phone Number:
                                                --------------------------------